Exhibit 10.1
EIGHTH AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT
     THIS EIGHTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is dated as of September 30, 2009, by and among RANGE RESOURCES CORPORATION, a Delaware corporation (“Borrower”), certain Subsidiaries of Borrower, as Guarantors, the Lenders party hereto, and JPMORGAN CHASE BANK, N.A., a national banking association, as Administrative Agent for the Lenders (in such capacity, “Administrative Agent”).
WITNESSETH:
     WHEREAS, Borrower, Guarantors, Administrative Agent and the Lenders entered into that certain Third Amended and Restated Credit Agreement dated as of October 25, 2006 (as amended by that certain First Amendment to Third Amended and Restated Credit Agreement dated March 12, 2007, as further amended by that certain Second Amendment to Third Amended and Restated Credit Agreement dated as of March 26, 2007, as further amended by that certain Third Amendment to Third Amended and Restated Credit Agreement dated as of October 22, 2007, as further amended by that certain Fourth Amendment to Third Amended and Restated Credit Agreement dated as of March 31, 2008, as further amended by that certain Fifth Amendment to Third Amended and Restated Credit Agreement dated as of October 21, 2008, as further amended by that certain Sixth Amendment to Third Amended and Restated Credit Agreement dated as of December 11, 2008, as further amended by that certain Seventh Amendment to Third Amended and Restated Credit Agreement dated as of March 27, 2009, and as further amended, modified and restated from time to time, the “Credit Agreement”), pursuant to which the Lenders made a revolving credit facility available to Borrower; and
     WHEREAS, Borrower has requested that Administrative Agent and the Lenders (i) amend the Credit Agreement to permit the Borrower to incur additional unsecured Indebtedness and for certain other purposes as provided herein, and (ii) consent to the amendment and restatement of each Restricted Subsidiary’s bylaws, operating agreement, company agreement or limited liability company agreement, as applicable, in substantially the forms attached as Annex 1 and Annex 2 hereto, and Administrative Agent and the Lenders have agreed to do so on and subject to the terms and conditions hereinafter set forth.
     NOW, THEREFORE, the parties agree to amend the Credit Agreement as follows:
     1. Definitions. Unless otherwise defined herein, all capitalized terms used herein shall have the same meanings ascribed to such terms in the Credit Agreement.
     2. Amendments to Credit Agreement.
     2.1 Additional Definition. Section 1.01 of the Credit Agreement shall be and it hereby is amended by inserting the following definition in appropriate alphabetical order:
     “Eighth Amendment Effective Date” means September 30, 2009.
EIGHTH AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT

     2.2 Amended Definitions. The following definitions set forth in Section 1.01 of the Credit Agreement shall be and they hereby are amended in their respective entireties to read as follows:
     “Aggregate Commitment” means the amount equal to the lesser of (i) the Maximum Facility Amount and (ii) the Borrowing Base then in effect; provided that notwithstanding anything to the contrary contained herein or in any other Loan Document, effective as of the Eighth Amendment Effective Date, the Aggregate Commitment shall be equal to $1,250,000,000 until such time as the Aggregate Commitment is reduced or increased pursuant to the terms of this Agreement. The Aggregate Commitment may be reduced or increased pursuant to Section 2.02 and Section 2.03; provided that in no event shall the Aggregate Commitment exceed the Borrowing Base. If at any time the Borrowing Base is reduced below the Aggregate Commitment in effect prior to such reduction, the Aggregate Commitment shall be reduced automatically to the amount of the Borrowing Base in effect at such time.
     “Indenture” means, collectively, (i) that certain Indenture dated as of July 21, 2003, by and between the Borrower, as issuer, certain of its Subsidiaries, as guarantors, and JPMorgan Chase Bank, N.A. (successor to Bank One, N.A.), as trustee, pursuant to which the Borrower issued the Senior Subordinated Notes, as amended and supplemented by that certain Supplemental Indenture dated as of June 22, 2004 and as further amended and supplemented from time to time as permitted under the terms thereof, (ii) that certain Indenture dated March 9, 2005, among the Borrower, as issuer, certain of its Subsidiaries, as guarantors, and J.P. Morgan Trust Company, National Association, as amended or supplemented from time to time as permitted under the terms hereof, (iii) that certain Indenture dated May 23, 2006, among the Borrower, as issuer, certain of its Subsidiaries, as guarantors, and J.P. Morgan Trust Company, National Association, as amended or supplemented from time to time as permitted under the terms hereof, (iv) that certain Indenture dated September 28, 2007, among the Borrower, as issuer, certain of its Subsidiaries, as guarantors, and The Bank of New York Trust Company, N.A., as amended or supplemented from time to time as permitted under the terms hereof, (v) that certain Indenture dated May 6, 2008, among the Borrower, as issuer, certain of its Subsidiaries, as guarantors, and The Bank of New York Trust Company, N.A., as amended or supplemented from time to time as permitted under the terms hereof, and (vi) that certain Indenture dated May 14, 2009, among the Borrower, as issuer, certain of its Subsidiaries, as guarantors, and The Bank of New York Mellon Trust Company, N.A., as amended or supplemented from time to time as permitted under the terms hereof.
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     “Senior Subordinated Notes” means (i) the 7 3/8% Senior Subordinated Notes due 2013, issued pursuant to the Indenture, (ii) the 6 3/8% Senior Subordinated Notes due 2015, issued pursuant to the Indenture, (iii) the 7 1/2% Senior Subordinated Notes due 2016, issued pursuant to the Indenture, (vi) the 7 1/2% Senior Subordinated Notes due 2017, issued pursuant to the Indenture, (v) the 7 1/4% Senior Subordinated Notes due 2018, issued pursuant to the Indenture, (vi) the 8.0 % Senior Subordinated Notes due 2019, issued pursuant to the Indenture, and (vii) additional senior unsecured subordinated notes issued after the Eighth Amendment Effective Date and prior May 1, 2010; provided that (a) the terms of such Senior Subordinated Notes do not provide for any scheduled repayment, mandatory redemption or sinking fund obligation prior to the date that is six months after the Maturity Date, (b) the covenant, default and remedy provisions of such Senior Subordinated Notes are substantially on the same terms and conditions as the Indenture or are not materially more restrictive, taken as a whole, than those set forth in this Agreement, (c) the mandatory prepayment, repurchase and redemption provisions of such Senior Subordinated Notes are substantially on the same terms and conditions as the Indenture or are not materially more onerous or expansive in scope, taken as a whole, than those set forth in this Agreement, and (d) the subordination provisions set forth in such Senior Subordinated Notes are at least as favorable to the Secured Parties as the subordination provisions set forth in the Indenture.
     “Senior Unsecured Notes” means senior unsecured notes issued after the Eighth Amendment Effective Date and prior to May 1, 2010; provided that (i) the terms of such Senior Unsecured Notes do not provide for any scheduled repayment, mandatory redemption or sinking fund obligation prior to the date that is six months after the Maturity Date, (ii) the covenant, default and remedy provisions of such Senior Unsecured Notes are substantially on the same terms and conditions as the Indenture (without giving effect to the subordination provisions) or are not materially more restrictive, taken as a whole, than those set forth in this Agreement and (iii) the mandatory prepayment, repurchase and redemption provisions of such Senior Unsecured Notes are substantially on the same terms and conditions as the Indenture (without giving effect to the subordination provisions) or are not materially more onerous or expansive in scope, taken as a whole, than those set forth in this Agreement.
     2.3 Letters of Credit. Section 2.07(b) of the Credit Agreement shall be and it hereby is amended in its entirety to read as follows:
     (b) Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions. To request the issuance of a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), the
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Borrower shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the Issuing Bank) to the Issuing Bank and the Administrative Agent (reasonably in advance of the requested date of issuance, amendment, renewal or extension) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, and specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) of this Section), the amount of such Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit. If requested by the Issuing Bank, the Borrower also shall submit a letter of credit application on the Issuing Bank’s standard form in connection with any request for a Letter of Credit. A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) the LC Exposure shall not exceed $150,000,000 and (ii) the Aggregate Credit Exposure shall not exceed the Aggregate Commitment. Notwithstanding the foregoing, the Issuing Bank shall not at any time be obligated to issue, amend, renew or extend any Letter of Credit if any Lender is at such time a Defaulting Lender hereunder, unless (x) the Borrower cash collateralizes such Defaulting Lender’s portion of the total LC Exposure (calculated after giving effect to the issuance, amendment, renewal or extension of such Letter of Credit) in accordance with the procedures set forth in Section 2.07(j) or (y) the Issuing Bank has entered into arrangements satisfactory to the Issuing Bank in its sole discretion with the Borrower or such Defaulting Lender to eliminate the Issuing Bank’s risk with respect to such Defaulting Lender’s portion of the total LC Exposure.
     2.4 Indebtedness Under the Senior Notes. Section 7.01(h) of the Credit Agreement shall be and it hereby is amended in its entirety to read as follows:
     (h) unsecured Indebtedness under the Senior Notes in an aggregate principal amount not exceeding $1,900,000,000 at any time outstanding and extensions, renewals, replacements and refinancings of any such Indebtedness that is unsecured and does not cause the aggregate principal amount of the Senior Notes to exceed the maximum principal amount permitted under this clause (h) as of the date of such extension, renewal, replacement or refinancing; and
     2.5 Notices. Clause (ii) of Section 11.01(a) of the Credit Agreement shall be and it hereby is amended in its entirety to read as follows:
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AND RESTATED CREDIT AGREEMENT

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     (ii) if to the Administrative Agent or Issuing Bank, to JPMorgan Chase Bank, N.A., JPMorgan Loan Services, 10 South Dearborn St., 19th Floor, Chicago, Illinois 60603-2003, Telecopy No.: (312) 385-7098, Attention: Margaret Mamani (margaret.m.mamani@jpmchase.com), with a copy to JPMorgan Chase Bank, N.A., Mail Code TX1-2911, 2200 Ross Avenue, 3rd Floor, Dallas, Texas 75201, Facsimile No. (214) 965-3280, Attention: Kimberly A. Bourgeois, Senior Vice President (kimberly.a.bourgeois@jpmorgan.com); and
     3. Reaffirmation of Borrowing Base and Aggregate Commitment. This Amendment shall constitute a notice of reaffirmation of the Borrowing Base pursuant to Section 3.04 of the Credit Agreement and Administrative Agent hereby notifies Borrower that, as of the Eighth Amendment Effective Date, the Borrowing Base shall continue to be $1,500,000,000 until the next Redetermination of the Borrowing Base pursuant to Article III of the Credit Agreement. Additionally, notwithstanding anything to the contrary contained in the Credit Agreement or any other Loan Document, effective as of the Eighth Amendment Effective Date, the Aggregate Commitment shall continue to be $1,250,000,000 until such time as the Aggregate Commitment is reduced or increased pursuant to the terms of the Credit Agreement.
     4. Consent. The Administrative Agent and the Lenders (or at least the required percentage thereof) hereby consent to the amendment and restatement of each Restricted Subsidiary’s bylaws, operating agreement, company agreement or limited liability company agreement, as applicable, in substantially the forms attached as Annex 1 and Annex 2 hereto.
     5. Binding Effect. Except to the extent its provisions are specifically amended, modified or superseded by this Amendment, the Credit Agreement, as amended, and all terms and provisions thereof shall remain in full force and effect, and the same in all respects are confirmed and approved by the Borrower, the Guarantors and the Lenders.
     6. Eighth Amendment Effective Date. This Amendment (including the amendments to the Credit Agreement contained in Section 2 of this Amendment and the consent contained in Section 4 of this Amendment) shall be effective upon the satisfaction of the conditions precedent set forth in Section 7 hereof.
     7. Conditions Precedent. The obligations of Administrative Agent and the Lenders under this Amendment shall be subject to the following conditions precedent:
          (a) Execution and Delivery. Borrower, each Guarantor, and the Lenders (or at least the required percentage thereof) shall have executed and delivered this Amendment and each other required document to Administrative Agent, all in form and substance satisfactory to the Administrative Agent.
          (b) No Default. No Default shall have occurred and be continuing or shall result from the effectiveness of this Amendment.
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          (c) Other Documents. The Administrative Agent shall have received such other instruments and documents incidental and appropriate to the transaction provided for herein as the Administrative Agent or its counsel may reasonably request, and all such documents shall be in form and substance satisfactory to the Administrative Agent.
     8. Representations and Warranties. Each Credit Party hereby represents and warrants that (a) except to the extent that any such representations and warranties expressly relate to an earlier date, all of the representations and warranties contained in the Credit Agreement and in each Loan Document are true and correct as of the date hereof after giving effect to this Amendment, (b) the execution, delivery and performance by such Credit Party of this Amendment have been duly authorized by all necessary corporate, limited liability company or partnership action required on its part, and this Amendment and the Credit Agreement are the legal, valid and binding obligations of such Credit Party, enforceable against such Credit Party in accordance with their terms, except as their enforceability may be affected by the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors generally, and (c) no Default or Event of Default has occurred and is continuing or will exist after giving effect to this Amendment.
     9. Reaffirmation of Loan Documents. Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect. Each Credit Party hereby agrees that the amendments and modifications herein contained shall in no manner affect or impair the liabilities, duties and obligations of any Credit Party under the Credit Agreement and the other Loan Documents or the Liens securing the payment and performance thereof.
     10. Counterparts. This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of photocopies of the signature pages to this Amendment by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this Amendment.
     11. Legal Expenses. Each Credit Party hereby agrees to pay all reasonable fees and expenses of special counsel to the Administrative Agent incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and all related documents.
     12. WRITTEN CREDIT AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS AMENDMENT AND TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN AND AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN AND AMONG THE PARTIES.
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AND RESTATED CREDIT AGREEMENT

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     13. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of Texas.
     14. Guarantors. The Guarantors hereby consent to the execution of this Amendment by the Borrower and reaffirm their guaranties of all of the obligations of the Borrower to the Lenders. Borrower and Guarantors acknowledge and agree that the renewal, extension and amendment of the Credit Agreement shall not be considered a novation of account or new contract but that all existing rights, titles, powers, and estates in favor of the Lenders constitute valid and existing obligations in favor of the Lenders. Borrower and Guarantors each confirm and agree that (a) neither the execution of this Amendment or any other Loan Document nor the consummation of the transactions described herein and therein shall in any way effect, impair or limit the covenants, liabilities, obligations and duties of the Borrower and the Guarantors under the Loan Documents, and (b) the obligations evidenced and secured by the Loan Documents continue in full force and effect. Each Guarantor hereby further confirms that it unconditionally guarantees to the extent set forth in the Credit Agreement the due and punctual payment and performance of any and all amounts and obligations owed to the Lenders under the Credit Agreement or the other Loan Documents.
[Signature Page Follows]
EIGHTH AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT

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     IN WITNESS WHEREOF, the parties have caused this Amendment to the Credit Agreement to be duly executed as of the date first above written.

BORROWER: RANGE RESOURCES CORPORATION
By:	/s/ Roger S. Manny
Roger S. Manny,
Executive Vice President

GUARANTORS:

AMERICAN ENERGY SYSTEMS, LLC
MOUNTAIN FRONT PARTNERS, LLC
RANGE ENERGY I, INC.
RANGE ENERGY SERVICES COMPANY
RANGE HOLDCO, INC.
RANGE OPERATING NEW MEXICO, INC.
RANGE OPERATING TEXAS, LLC
RANGE PRODUCTION COMPANY
RANGE RESOURCES — PINE MOUNTAIN, INC.

By:	/s/ Roger S. Manny
Roger S. Manny,
Executive Vice President of all of the foregoing Guarantors

EIGHTH AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
Signature Page

RANGE RESOURCES — APPALACHIA, LLC (f/k/a Great Lakes Energy Partners, L.L.C.)
By:	RANGE HOLDCO, INC., Its member
RANGE ENERGY I, INC., Its member

By:	/s/ Roger S. Manny
Roger S. Manny,
Executive Vice President of each of the foregoing members

RANGE RESOURCES — MIDCONTINENT, LLC (f/k/a Range Resources, L.L.C.)
By:	RANGE HOLDCO, INC., Its member

By:	/s/ Roger S. Manny
Roger S. Manny,
Executive Vice President

RANGE TEXAS PRODUCTION, LLC
By:	Range Energy I, Inc., Its Member

By:	/s/ Roger S. Manny
Roger S. Manny,
Executive Vice President

REVC HOLDCO, LLC
By:	Range Resources Corporation, Its member

By:	/s/ Roger S. Manny
Roger S. Manny,
Executive Vice President

EIGHTH AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
Signature Page

JPMORGAN CHASE BANK, N.A., (successor by merger to Bank One, N.A. (Illinois)), as Administrative Agent and a Lender

By:	/s/ Kimberly A. Bourgeois
Kimberly A. Bourgeois,
Senior Vice President

EIGHTH AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
Signature Page

BANK OF SCOTLAND plc, as a Lender
By:	/s/ Karen Weich
	Name:	Karen Weich
	Title:	Vice President

EIGHTH AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
Signature Page

CALYON NEW YORK BRANCH, as a Syndicated Agent and a Lender
By:	/s/ Sharada Manne
	Name:	Sharada Manne
	Title:	Director

By:	/s/ David Gurghigian
	Name:	David Gurghigian
	Title:	Managing Director

EIGHTH AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
Signature Page

COMPASS BANK, as a Lender
By:	/s/ Christopher S. Parada
	Name:	Christopher S. Parada
	Title:	Senior Vice President

EIGHTH AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
Signature Page

BANK OF AMERICA, N.A., as a Documentation Agent and a Lender
By:	/s/ Jeffrey H. Rathkamp
	Name:	Jeffrey H. Rathkamp
	Title:	Managing Director

EIGHTH AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
Signature Page

FORTIS CAPITAL CORP., as a Documentation Agent and a Lender
By:	/s/ Michele Jones
	Name:	Michele Jones
	Title:	Director

By:	/s/ Ilene Fowler
	Name:	Ilene Fowler
	Title:	Director

EIGHTH AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT

Signature Page

NATIXIS (formerly Natexis Banques Populaires), as a Lender
By:	/s/ Donovan C. Broussard
	Name:	Donovan C. Broussard
	Title:	Managing Director

By:	/s/ Liana Tchernysheva
	Name:	Liana Tchernysheva
	Title:	Director

EIGHTH AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT

Signature Page

COMERICA BANK, as a Lender
By:	/s/ Peter L. Sefzik
	Name:	Peter L. Sefzik
	Title:	Senior Vice President

EIGHTH AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT

Signature Page

CAPITAL ONE, N.A. (f/k/a Hibernia National Bank), as a Lender
By:	/s/ Nancy M. Mak
	Name:	Nancy M. Mak
	Title:	Vice President

EIGHTH AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT

Signature Page

AMEGY BANK N.A. (f/k/a Southwest Bank of Texas N.A.), as a Lender
By:	/s/ W. Bryan Chapman
	Name:	W. Bryan Chapman
	Title:	Senior Vice President

EIGHTH AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT

Signature Page

BMO CAPITAL MARKETS FINANCING, INC. (f/k/a HARRIS NESBITT FINANCING, INC.), as a Syndication Agent and a Lender
By:	/s/ James V. Ducote
	Name:	James V. Ducote
	Title:	Director

EIGHTH AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT

Signature Page

KEYBANK NATIONAL ASSOCIATION, as a Lender
By:	/s/ Angela McCracken
	Name:	Angela McCracken
	Title:	Senior Vice President

EIGHTH AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT

Signature Page

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender
By:	/s/ Charles D. Kirkham
	Name:	Charles D. Kirkham
	Title:	Senior Vice President

EIGHTH AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
Signature Page

UNION BANK, N.A., (f/k/a UNION BANK OF CALIFORNIA, N.A.) as a Lender
By:	/s/ Alison Fuqua
	Name:	Alison Fuqua
	Title:	Assistant Vice President

By:	/s/ Jarrod Bourgeois
	Name:	Jarrod Bourgeois
	Title:	Vice President

EIGHTH AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
Signature Page

THE BANK OF NOVA SCOTIA, as a Lender
By:	/s/ David G. Mills
	Name:	David G. Mills
	Title:	Managing Director

EIGHTH AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
Signature Page

THE FROST NATIONAL BANK, as a Lender
By:	/s/ Alex Zemkoski
	Name:	Alex Zemkoski
	Title:	Vice President

EIGHTH AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
Signature Page

CITIBANK, N.A., as a Lender
By:	/s/ James. F. Reilly, Jr.
	Name:	James. F. Reilly, Jr.
	Title:	Managing Director

EIGHTH AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
Signature Page

CREDIT SUISSE, Cayman Islands Branch, as a Lender
By:	/s/ Nupur Kumar
	Name:	Nupur Kumar
	Title:	Vice President

By:	/s/ Kevin Buddhdew
	Name:	Kevin Buddhdew
	Title:	Associate

EIGHTH AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
Signature Page

SUNTRUST BANK, as a Lender
By:	/s/ Yann Pirio
	Name:	Yann Pirio
	Title:	Director

EIGHTH AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
Signature Page

SOCIÉTÉ GÉNÉRALE, as a Lender
By:	/s/ Stephen W. Warfel
	Name:	Stephen W. Warfel
	Title:	Managing Director

EIGHTH AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
Signature Page

U.S. BANK NATIONAL ASSOCIATION, as a Lender
By:	/s/ Daria Mahoney
	Name:	Daria Mahoney
	Title:	Vice Presdient

EIGHTH AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
Signature Page

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender
By:	/s/ Anca Trifah
	Name:	Anca Trifah
	Title:	Director

By:	/s/ Scottye Lindsey
	Name:	Scottye Lindsey
	Title:	Director

EIGHTH AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
Signature Page

STERLING BANK, as a Lender
By:	/s/ Jeff A. Forbis
	Name:	Jeff A. Forbis
	Title:	Senior Vice President

EIGHTH AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
Signature Page

BARCLAYS BANK PLC, as a Lender
By:	/s/ Ann E. Sutton
	Name:	Ann E. Sutton
	Title:	Vice President

EIGHTH AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
Signature Page

ROYAL BANK OF CANADA, as a Lender
By:	/s/ Don J. McKinnerney
	Name:	Don J. McKinnerney
	Title:	Authorized Signatory

EIGHTH AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
Signature Page

BANK OF TEXAS, N.A., as a Lender
By:	/s/ Mike Delbridge
	Name:	Mike Delbridge
	Title:	Senior Vice President

EIGHTH AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
Signature Page

Annex 1
Form of Amended and Restated Bylaws
Annex 1

AMENDED AND RESTATED BYLAWS
These Amended and Restated Bylaws are subject to, and governed by, the General Corporation Law of the State of Delaware (the “Delaware General Corporation Law”) and the certificate of incorporation (as the same may be amended and restated from time to time, the “Certificate of Incorporation”) of _________, a Delaware corporation (the “Corporation”).
ARTICLE I
Offices
     Section 1.1 Registered Office. The registered office in the State of Delaware shall be in the City of Wilmington, County of New Castle, and the resident agent is The Corporation Trust Company. The registered office and registered agent of the Corporation shall be as designated from time to time by the appropriate filing by the Corporation in the office of the Secretary of State of the State of Delaware.
     Section 1.2 Other Offices. The Corporation may also have offices at such other places both within and without the State of Delaware as the board of directors of the Corporation (the “Board”) may from time to time determine or the business of the Corporation may require.
ARTICLE II
Meetings of Stockholders
     Section 2.1 Place of Meeting. All meetings of stockholders of the Corporation (“Stockholders”) for the election of directors of the Corporation (“Directors”) shall be held in the City of Fort Worth, Texas, or in such other places both within and without the State of Delaware as the Board may determine. The Board shall fix the place within Fort Worth, Texas for the holding of each meeting. Meetings of Stockholders for any other purpose may be held at such place, within or without the State of Delaware, and time as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.
     Section 2.2 Annual Meeting. The annual meeting of Stockholders (the “Annual Meeting”) shall be held at such date and time as the Board shall designate; provided, however, in lieu of the an Annual Meeting, the Stockholders may act pursuant to written consent as permitted by Section 2.15 of the these Bylaws and the Delaware General Corporation Law. The meeting shall be held for the purpose of electing by a plurality vote a Board and transacting such other business as may properly be brought before the meeting. If the election of Directors is not held on the day designated for any Annual Meeting, or at any adjournment, the Board shall cause the election to be held at a special meeting of the Stockholders as soon thereafter as conveniently possible. Except as otherwise permitted by law, no Stockholder shall require or have the right to require the Board to call an Annual Meeting.
Annex 1

     Section 2.3 Special Meeting. Special meetings of the Stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the Certificate of Incorporation, may be called by the Chairman of the Board, the President or the Board, and shall be called by the Chairman of the Board or the President, or by the Secretary at the request in writing of Stockholders owning a majority in amount of the entire capital stock of the Corporation issued and outstanding and entitled to vote. The request shall state the purpose of the proposed meeting. The persons calling or requesting any special meeting shall fix the time and any place, either within or without the State of Delaware, as the place for holding the meeting. The only business that can be transacted at a special meeting is that which is specifically stated in the notice of the meeting or in a duly executed waiver of notice of the meeting.
     Section 2.4 Notice of Meeting. Written notice of the Annual Meeting, and each special meeting of Stockholders, stating, in the case of a special meeting, the time, place and the business to be transacted, shall be served upon, mailed to or otherwise given to each Stockholder entitled to vote, at least ten (10) days but not more than sixty (60) days before the date of the meeting. If notice is to be sent by mail, it shall be directed to each Stockholder at the address as it appears on the records of the Corporation, unless the Stockholder has filed with the Secretary of the Corporation a written request that notices to be mailed to some other address, in which case notice shall be sent to the other address. Notice of any meeting of Stockholders is not be required to be given to any Stockholder who attends the meeting in person or by proxy and, at the beginning of the meeting, does not object to the transaction of any business asserting the meeting is not lawfully called or convened, or who either before or after the meeting, submits a signed waiver of notice, in person or by proxy.
     Section 2.5 Quorum. The holders of a majority of the stock issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum at any meeting of Stockholders for the transaction of business except as otherwise provided by statute, the Certificate of Incorporation or these Bylaws. If a quorum is not present, in person or by proxy, at any meeting of Stockholders or any adjournment, the chairman of the meeting or a majority in interest of the Stockholders entitled to vote who are present, in person or by proxy, may adjourn the meeting from time to time, without notice other than announcement at the meeting (unless the Board, after the adjournment, fixes a new record date for the adjourned meeting), until a quorum is present, in person or by proxy. At any adjourned meeting at which a quorum is present, in person or by proxy, any business may be transacted that could have been transacted at the original meeting had a quorum been present; provided that, if the adjournment is for more than thirty (30) days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each Stockholder of record entitled to vote at the adjourned meeting as provided in Section 2.4.
     Section 2.6 Voting. When a quorum is present at any meeting of Stockholders, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before the meeting, unless the question is one upon which a different percentage of the vote is required by express provision of the applicable Delaware statutes, the Certificate of Incorporation or these Bylaws. The Stockholders present at a meeting constituted in accordance with these Bylaws may continue to transact business until adjournment, even if Stockholders leave the meeting and the Stockholders remaining are less than a quorum. Every Stockholder with the right to vote is entitled to vote in
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person, or by proxy appointed by a written document signed by the Stockholder, on a date not more than eleven months prior to voting, unless the written document provides for a longer period, and filed with the Secretary of the Corporation at the time of, the meeting.
     If the written proxy designates two or more persons to act as proxies, unless the instrument provides to the contrary, a majority of such persons present at any meeting at which their powers thereunder are to be exercised shall have and may exercise all the powers of voting or giving consents thereby conferred, or if only one be present, then the powers may be exercised by that one; or, if an even number attend and a majority do not agree on any particular issue, each proxy so attending shall be entitled to exercise the proxy’s powers in respect of the same portion of the shares as he is of the proxies in attendance. Each Stockholder shall have one vote for each share of stock having voting power registered in his name on the books of the Corporation. Except where the transfer books of the Corporation shall have been closed or a date shall have been fixed as a record date for the determination of its Stockholders entitled to vote, no share of stock shall be voted at any election for Directors which has been transferred on the books of the Corporation within twenty (20) days preceding the election of Directors. No proxy shall be valid after three (3) years from the date of its execution, unless otherwise provided in the proxy. If no date is stated in a proxy, the proxy shall be presumed to have been executed on the date of the meeting at which it is first to be voted. Each proxy shall be revocable unless expressly provided therein to be irrevocable and coupled with an interest sufficient in law to support an irrevocable power or unless otherwise made irrevocable by law.
     Section 2.7 Voting of Stock of Certain Holders. Shares standing in the name of another corporation, partnership, limited liability company or other entity, domestic or foreign, may be voted by such officer, agent or proxy as the governing documents of that entity may prescribe or, in the absence of such provision, as the board or other governing person or body of that entity may determine. Shares standing in the name of a deceased person may be voted by the executor or administrator of the deceased person, either in person or by proxy. Shares standing in the name of a guardian, conservator or trustee may be voted by such fiduciary, either in person or by proxy, but no such fiduciary shall be entitled to vote shares held in that fiduciary capacity without a transfer of the shares into the name of the fiduciary. Shares standing in the name of a receiver may be voted by the receiver. A Stockholder whose shares are pledged shall be entitled to vote those shares, unless in the transfer by the pledgor on the books of the Corporation he has expressly empowered the pledgee to vote the shares, in which case only the pledgee, or his proxy, may represent the shares and vote them.
     Section 2.8 Treasury Stock. The Corporation shall not vote, directly or indirectly, shares of its own stock owned by it; and these shares shall not be counted in determining the total number of outstanding shares.
     Section 2.9 Closing Transfer Books or Fixing Record Date. The Board may close the stock transfer books of the Corporation for a period not exceeding sixty (60) days preceding the date of any meeting of Stockholders, or the date for payment of any dividend or distribution, or the date for the allotment of rights or the date when any change, or conversion or exchange of capital stock shall go into effect or for a period not exceeding sixty (60) days in connection with obtaining the consent of Stockholders for any purpose. In lieu of closing the stock transfer books, the Board may fix in advance a date, not exceeding sixty (60) days preceding the date of any
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meeting of Stockholders, or the date for payment of any dividend or distribution, or the date for the allotment of rights, or the date when any change, or conversion or exchange of capital stock shall go into effect, or a date in connection with obtaining written consent, as a record date for the determination of the Stockholders entitled to notice of, and to vote at, any meeting and any adjournment thereof, or entitled to receive payment of a dividend or distribution, or to any allotment of rights, or to exercise the rights in respect of any change, conversion or exchange of capital stock, or to give consent, and in each case those Stockholders and only those Stockholders as shall be Stockholders of record on the date so fixed shall be entitled to notice of the meeting to vote at the meeting or any adjournment thereof, or to receive payment of dividend or distribution, or to receive allotment of rights, or to exercise rights, or to give consent, as the case may be, notwithstanding any transfer of any stock on the books of the Corporation after any record date fixed as described above.
     Section 2.10 Notice of Stockholder Business at Annual Meeting. At an Annual Meeting of the Stockholders, only such business shall be conducted as shall have been brought before the meeting (a) pursuant to the Corporation’s notice of meeting, (b) by or at the direction of a majority of the members of the Board, or (c) by any Stockholder of the Corporation of record at the time of giving of notice provided for in these Bylaws who shall be entitled to vote at such meeting.
     Section 2.11 Order of Business. The order of business at all meetings of Stockholders shall be as determined by the chairman of the meeting.
     Section 2.12 Conduct of Meeting. The Chairman of the Board, if office has been filled, and, if not or if the Chairman of the Board is absent or otherwise unable to act, the President shall preside at all meetings of Stockholders. The Secretary shall keep the records of each meeting of Stockholders. In the absence or inability to act of any officer, the officer’s duties shall be performed by the officer given the authority to act for such absent or non-acting officer under these Bylaws or by a person appointed by the meeting.
     Section 2.13 Certain Rules of Procedure Relating to Stockholder Meetings. All Stockholder meetings, annual or special, shall be governed in accordance with the following rules:
     (a) only Stockholders of record will be permitted to present motions from the floor at any meeting of Stockholders; and
     (b) the chairman of the meeting shall preside over and conduct the meeting, and all questions of procedure or conduct of the meeting shall be decided solely by the chairman of the meeting. The chairman of the meeting shall have all power and authority vested in a presiding officer by law or practice to conduct an orderly meeting. Among other things, the chairman of the meeting shall have the power to adjourn or recess the meeting, to silence or expel persons to ensure the orderly conduct of the meeting, to declare motions or persons out of order, to prescribe rules of conduct and an agenda for the meeting, to impose reasonable time limits on questions and remarks by any Stockholder, to limit the number of questions a Stockholder may ask, to limit the nature of questions and comments to one subject matter at a time as dictated by any agenda for the meeting, to limit the number of speakers or persons addressing the chairman
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of the meeting or the meeting, to determine when the polls shall be closed, to limit the attendance at the meeting to Stockholders of record, beneficial owners of stock who present letters from the record holders confirming their status as beneficial owners, and the proxies of record and beneficial holders, and to limit the number of proxies a Stockholder may name.
     Section 2.14 Requests for Stockholder List. Stockholders shall have those rights afforded under Section 219 of the Delaware General Corporation Law to inspect a list of Stockholders during the ten (10) days preceding each meeting of Stockholders.
     Section 2.15 Action without a Meeting. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Stockholders may be taken by written consent without meeting, in accordance with the applicable provisions of the Delaware General Corporation Law. Directors may be appointed by the written consent of the Stockholders in lieu of the Annual Meeting if (a) the Stockholders unanimously approve the written consent, or (b) all of the directorships to which the Directors would be elected at the Annual Meeting are vacant and are filled by the written consent.
ARTICLE III
Board of Directors
     Section 3.1 Powers. The business and affairs of the Corporation shall be managed by its Board, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute, the Certificate of Incorporation or these Bylaws directed or required to be exercised or done by the Stockholders.
     Section 3.2 Number, Election and Term. The number of Directors that constitutes the whole Board shall be not less than three (3) nor more than five (5). This number of Directors shall, from time to time, be fixed and determined by the Directors and shall be set forth in the notice of any meeting of Stockholders held for the purpose of electing Directors. Election of Directors need not be by ballot. Except as provided in Sections 2.15 and 3.3, the Directors shall be elected at the Annual Meeting of Stockholders at which a quorum is present by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote on the election of directors or a class of directors. Each Director elected shall hold office until the Annual Meeting of Stockholders of the Corporation next succeeding his election or until his successor is duly elected and qualified or until his earlier resignation as a Director or resignation as an officer or employee of the Corporation, Range Resources Corporation or any other entity directly or indirectly owned or controlled by Range Resources Corporation, or his removal. Directors need not be residents of Delaware or Stockholders of the Corporation. Range Resources Corporation and all other entities directly or indirectly owned or controlled by it are collectively called the “Affiliates”.
     Section 3.3 Vacancies and Additional Directors. Any Director may resign at any time by written notice to the Corporation. Any resignation shall take effect at the date of receipt of notice or at any later time specified therein, and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. If any vacancy occurs in the Board caused by death, resignation, retirement, disqualification or removal from office of any Director, or otherwise, or if any new directorship is created by an increase in the authorized
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number of Directors, a majority of the Directors then in office, though less than a quorum, may choose a successor or fill the newly created directorship; and a Director so chosen shall hold office until the next election of the class for which the Director shall have been chosen, and until his successor shall be duly elected and shall qualify, unless sooner displaced. No decrease in the number of Directors constituting the entire Board shall have the effect of shortening the term of any incumbent Director.
     Section 3.4 Chairman of the Board. From time to time, the Board may appoint a Director to serve as Chairman of the Board and preside over all meetings of Stockholders and meetings of the Board. By virtue of this office, he shall be a member of the Executive Committee if that committee is created. The Chairman of the Board shall perform such duties as may be designated by the Board or the Executive Committee, but he shall not be deemed an officer of the Corporation by reason of being appointed Chairman of the Board.
     Section 3.5 Regular Meeting. A regular meeting of the Board shall be held each year, without other notice than these Bylaws, at the place of, and immediately following, the Annual Meeting of Stockholders; and other regular meetings of the Board shall be held each year, at such time and place as the Board may provide, by resolution, either within or without the State of Delaware, without other notice than such resolution.
     Section 3.6 Special Meeting. A special meeting of the Board may be called by the Chairman of the Board or by the President and shall be called by the Secretary on the written request of a majority of the Directors. The Chairman of the Board or President so calling, or the Directors so requesting, any such meeting shall fix the time and any place, either within or without the State of Delaware, as the place for holding the meeting.
     Section 3.7 Notice of Special Meeting. Written notice of special meetings of the Board shall be given to each Director at least twenty-four (24) hours prior to the time of such meeting. Any Director may waive notice of any meeting.
     Section 3.8 Quorum. A majority of the Board shall constitute a quorum for the transaction of business at any meeting of the Board, and the act of a majority of the Directors present at any meeting at which there is a quorum shall be the act of the Board, except as may be otherwise specifically provided by statute, by the Certificate of Incorporation or by these Bylaws. If a quorum shall not be present at any meeting of the Board, the Directors present may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present. A majority of committee members shall constitute a quorum for the transaction of business at any meeting of a Board committee provided that fifty percent (50%) of the members of any committee of the Board shall constitute a quorum for transacting business at any meeting of such committee, if the committee is comprised of an even number of committee members.
     Section 3.9 Action Without a Meeting. Unless otherwise restricted by the Certificate of Incorporation any action required or permitted to be taken at any meeting of the Board, or of any committee thereof, as provided in Article IV of these Bylaws, may be taken without a meeting, if a written consent is signed by all of the members of the Board or of a committee, as the case may be, and such written consent is filed with the minutes of proceedings of the Board or committee.
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     Section 3.10 Presumption of Assent. A Director of the Corporation who is present at a meeting of the Board at which action on any corporate matter is taken shall be conclusively presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent with the person acting as the Secretary of the meeting before the adjournment thereof or shall forward his dissent in the manner for giving the notice provided in Section 5.1 to the Secretary of the Corporation immediately after the adjournment of the meeting. This right to dissent shall not be available to a Director who voted in favor of an action.
     Section 3.11 Compensation. Directors who are employees of the Corporation or any of the Affiliates shall not be entitled to any compensation for their services except for reimbursement of expenses of attendance, if any, for attendance at each regular or special meeting of the Board or any meeting of a committee of Directors. Directors who are not employees of the Corporation or any of the Affiliates shall be entitled to compensation as determined by the Board. No provision of these Bylaws shall be construed to preclude any Director from serving the Corporation in any other capacity and receiving compensation for those services.
ARTICLE IV
Committee of Directors
     Section 4.1 Designation, Powers and Name. The Board may, by resolution passed by a majority of the whole Board, designate one or more committees, with each committee to consist of two or more of the Directors of the Corporation. Committees shall have and may exercise such of the powers of the Board in the management of the business and affairs of the Corporation, as may be provided in the resolution, and may authorize the seal of the Corporation to be affixed to all papers which may require it; provided, however, no committee shall have the power denied to committees by the Certificate of Incorporation or the Delaware General Corporation Law. A committee or committees shall have such name or names and such limitations of authority as may be determined from time to time by resolution adopted by the Board. The Board may also designate a member of any committee to be the chairman thereof, and the chairman shall preside at the meetings of the committee and shall perform such other duties as may be designated by the Board.
     Section 4.2 Routine Matters Committee. Notwithstanding anything in these Bylaws to the contrary, (a) the President and all other appointed officers of the Corporation who are also Directors shall be ex officio members of the Routine Matters Committee, a standing committee of the Board which shall exist to consider routine matters that may come before the Corporation, and (b) the quorum for any action of this committee shall be two-thirds (2/3) of the Directors serving on the Routine Matters Committee. This committee shall have the authority to adopt standard form resolutions with the same force and effect as if the resolutions were adopted by the Board, provided those resolutions relate to routine matters in the business of the Corporation, and the committee promptly causes a copy of those resolutions to be placed in the Corporation’s minute book along with other minutes and
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resolutions of the Board. As used in this Section 4.2, “routine matters that may come before the Corporation” shall include, but not be limited to, (w) the opening of checking, money market, securities brokerage, commodities trading, and other similar accounts; (x) qualifying the Corporation to transact business in another jurisdiction and the appointment of agents for service of process; (y) investing or hedging the Corporation’s assets and the execution and delivery of related contracts; and (z) any matters or transactions that relate to matters or transactions previously approved by the Board of Directors of Range Resources Corporation. The Board’s appointment of the President and any other Director(s) to be officer(s) of the Corporation shall automatically be appointment to this committee without further action.
     Section 4.3 Minutes. Each committee of Directors shall keep regular minutes of its proceedings and report the same to the Board when required.
     Section 4.4 Compensation. Members of a special or standing committee who are not employees of the Corporation or its affiliates may be allowed compensation for attending committee meetings, if the Board shall so determine.
     Section 4.5 Reliance Upon Certain Statements, Etc. A Director serving on the Board or on any committee of the Board shall, in the performance of the Director’s duties, be fully protected in relying in good faith upon the records of the Corporation and upon information, opinions, reports or statements presented to the Corporation by any of its officers or employees or committees of the Board, or by any other person as to matters the Director reasonably believes are within the other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.
ARTICLE V
Notice
     Section 5.1 Methods of Giving Notice. Whenever under the provisions of the statutes, the Certificate of Incorporation or these Bylaws notice is required to be given to any Director, member of any committee or Stockholder, and no provision is made as to how the notice shall be given, personal notice shall not be required and the notice shall be given in writing, (a) by hand delivery, (b) by mail, postage prepaid, addressed to such committee member, Director or Stockholder at his address as it appears on the books or (in the case of a Stockholder) the stock transfer records of the Corporation, or (c) by any other method permitted by law (including but not limited to electronic notice by email, overnight courier service, or telefax). Notice shall be deemed delivered upon the earlier of actual receipt or the next business day after being sent as provided in the this Section 5.1.
     Section 5.2 Written Waiver. Whenever any notice is required to be given under the provisions of the statutes, the Certificate of Incorporation or these Bylaws, a waiver thereof in writing, signed by the person or persons entitled to the notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a Stockholder, Director, or committee member at a meeting shall constitute a waiver of notice of the meeting, except where the person attends for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.
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ARTICLE VI
Officers
     Section 6.1 Officers. The officers of the Corporation shall be a President, and a Secretary. The Board may appoint such other officers, including one or more Vice Presidents and a Treasurer, as it deems necessary, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined by the Board. Any two or more offices, other than the offices of the President and Secretary, may be held by the same person. No officer shall execute, acknowledge, verify or countersign any instrument on behalf of the Corporation in more than one capacity, if that instrument is required by law, these Bylaws or any act of the Corporation to be executed, acknowledged, verified or countersigned by two or more officers. None of the other officers need be a Director, and none of the officers need be a Stockholder of the Corporation or a resident of the State of Delaware.
     Section 6.2 Election and Term of Office. The officers of the Corporation may be elected from time to time by the Board. Each officer may be elected to hold office until his successor shall have been chosen and shall have qualified or until his death or the effective date of his resignation or removal, or until he shall cease to be an employee of the Corporation or any of the Affiliates.
     Section 6.3 Removal and Resignation. Any officer or agent elected or appointed by the Board may be removed without cause by the affirmative vote of a majority of the Board, but removal shall be without prejudice to any separate contractual and other rights, if any, of the person so removed, including the right of indemnification for actions taken prior to removal and the advancing of expenses incurred in connection with any of the matters that may be entitled to indemnification. Any officer may resign at any time by giving notice to the Corporation. Any resignation shall take effect at the date of the receipt of such notice or at any later time specified therein, and, unless otherwise specified in the notice, the acceptance of such resignation shall not be necessary to make it effective.
     Section 6.4 Vacancies. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise, may be filled by the Board.
     Section 6.5 Salaries. The salaries of all officers and agents of the Corporation shall be fixed by the Board or pursuant to its direction and no officer shall be prevented from receiving such salary by reason of his also being a Director.
     Section 6.6 President. The President shall be a member of the Board. By virtue of his office he shall be a member of the Executive Committee if such committee is created. In the absence of the Chairman of the Board (if such office is filled by the Board and it is not the same person as the President), the President shall preside at all meetings of the Board and the Stockholders. The President shall perform such duties as may be assigned to him by the Board, the Executive Committee or the Chairman of the Board (if the Chairman of the Board shall have been designated Chief Executive Officer).
     Section 6.7 Chief Executive Officer. The President shall also serve as the Chief Executive Officer, and, subject to the control of the Board, shall be responsible for and control
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the business and affairs of the Corporation. The Chief Executive Officer shall have the power to appoint and remove subordinate officers, agents and employees, except those elected or appointed by the Board. The Chief Executive Officer shall keep the Board and any Executive Committee fully informed and shall consult with them concerning the business of the Corporation. He may sign with the Secretary or any other officer of the Corporation thereunto authorized by the Board, certificates for shares of the Corporation and any deeds, bonds, mortgages, contracts, checks, notes, drafts or other instruments which the Board has authorized to be executed, except in cases where the signing and execution thereof has been expressly delegated by these Bylaws or by the Board to some other officer or agent of the Corporation, or shall be required by law to be otherwise executed. He shall vote, or give a proxy to any other officer of the Corporation to vote, all shares of the stock of any other corporation standing in the name of the Corporation and in general he shall perform all other duties as usually appertain to the Chief Executive Officer and such other duties as may be prescribed by the Stockholders, the Board or the Executive Committee from time to time.
     Section 6.8 Vice Presidents. The Vice Presidents shall perform such duties as from time to time may be assigned to them by the Chief Executive Officer, the Board or, if appointed, the Executive Committee. Any Vice President may sign with the Secretary or any other officer of the Corporation thereunto authorized by the Board, certificates for shares of the Corporation and any deeds, bonds, mortgages, contracts, checks, notes, drafts or other instruments which the Board has authorized to be executed, except in cases where the signing and execution thereof has been expressly delegated by these Bylaws or by the Board to some other officer or agent of the Corporation, or shall be required by law to be otherwise executed.
     Section 6.9 Secretary. The Secretary shall: (a) keep the minutes of the meetings of the Stockholders, the Board, the Executive Committee and such other committees as the Board shall designate; (b) see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; (c) keep or cause to be kept a register of the post office address of each Stockholder as furnished by the Stockholder; (d) sign with the President or a Vice-President certificates for shares of the Corporation, the issue of which shall have been authorized by resolution of the Board; (e) have general charge of the stock transfer books of the Corporation; and (f) in general, perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to him by the Chief Executive Officer, the Board or the Executive Committee.
     Section 6.10 Treasurer. The Treasurer shall: (a) oversee all funds and securities of the Corporation; (b) prepare, or cause to be prepared, such reports as shall be requested by the Directors, the Executive Committee or the Chief Executive Officer; and (c) in general, perform all the duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him by the Chief Executive Officer, the Board or the Executive Committee; provided, however, the Corporation’s books and records may be kept by a Stockholder of the Corporation if needed to facilitate the preparation of consolidated financial statements that include the Corporation.
     Section 6.11 Assistant Secretary or Treasurer. Any Assistant Secretaries and Assistant Treasurers shall, in general, perform such duties as shall be assigned to them by the Secretary or the Treasurer, respectively, or by the Chief Executive Officer, the Board or the
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Executive Committee. The Assistant Secretaries and Assistant Treasurers shall, in the absence of the Secretary or Treasurer, respectively, perform all functions and duties which such absent officers may delegate, but this delegation shall not relieve the absent officer from the responsibilities and liabilities of his office. The Assistant Secretaries may sign with the President or any Vice President certificates for shares of the Corporation, the issue of which shall have been authorized by a resolution of the Board.
     Section 6.12 No Employment Contract. Notwithstanding anything herein to contrary, nothing in these Bylaws create any right of continued employment or an employment contract with respect to any of the Corporation’s Stockholders, Directors, officers, or employees.
ARTICLE VII
Contracts, Loans, Checks and Deposits
     Section 7.1 Contracts. Any officer or officers is authorized to enter into any contract or execute and deliver any instrument in the name of and on behalf of the Corporation consistent with the established authorizations for that officer as shown in the records of the Corporation.
     Section 7.2 Loans. No loans shall be contracted on behalf of the Corporation and no evidence of indebtedness shall be issued in its name unless authorized by the President or a resolution of the Board (or a resolution of a committee of Directors pursuant to authority conferred upon the committee). This authorization may be general or confined to specific instances.
     Section 7.3 Checks, etc. All checks, demands, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation, shall be signed by an officer or officers of the Corporation, and in such manner, as shall be determined by the Board.
     Section 7.4 Deposits. All funds of the Corporation not otherwise in use shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Routine Matters Committee may select.
ARTICLE VIII
Certificates of Stock
     Section 8.1 Issuance. Each Stockholder of the Corporation whose shares have been fully paid up shall be entitled to a certificate or certificates showing the number of shares registered in his name on the books of the Corporation. The certificates of stock of the Corporation shall be in such form as may be determined by the Board, shall be issued in numerical order and shall be entered in the books of the Corporation as they are issued. Any certificates issued after the effective date of these bylaws shall exhibit the holder’s name and number of shares, shall be signed by the President and by the Secretary or an Assistant Secretary, shall bear the seal of the Corporation and shall be countersigned by any Transfer Agent and Registrar designated and appointed by the Board. If any stock certificate is signed (1) by a transfer agent or an assistant transfer agent, or (2) by a transfer clerk acting on behalf of the Corporation and a registrar, the signature of any such officer and the seal of the Corporation thereon may be facsimile. All certificates surrendered to the Corporation for transfer shall be
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cancelled. No new certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and cancelled, except that in the case of a lost, stolen, destroyed or mutilated certificate, a new one may be issued therefor upon such terms and with such indemnity (if any) to the Corporation as the Board may prescribe. Certificates shall not be issued representing fractional shares of stock.
     Section 8.2 Lost Certificates. The Board may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing the issuance of a new certificate or certificates, the Board may, in its discretion as a condition precedent to the issuance thereof, require the owner of the lost, stolen or destroyed certificates, or his legal representative, to advertise the missing certificate in such manner as it shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the missing certificate.
     Section 8.3 Transfers. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the appropriate person, cancel the old certificate and record the transaction upon its books. Transfer of shares shall be made only on the books of the Corporation by registered holder, or by his attorney-in-fact as authorized by power of attorney filed with the Secretary of the Corporation or the Transfer Agent.
     Section 8.4 Registered Stockholders. The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.
     Section 8.5 Regulations. The Board shall have the power and authority to adopt all such rules and regulations as they may deem expedient concerning the issue, transfer and registration or the replacement of certificates for shares of stock of the Corporation.
     Section 8.6 Legends. The Board shall have the power and authority to provide that certificates representing shares of stock bear such legends as the Board deems appropriate to assure that the Corporation does not become liable for violations of federal or state securities laws or other applicable law.
ARTICLE IX
Dividends
     Section 9.1 Declaration. Dividends upon the capital stock of the Corporation, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board at any regular or special meeting or by consent. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Certificate of Incorporation. Such declaration and payment shall be at the discretion of the Board.
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     Section 9.2 Reserve. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the Directors shall think conducive to the interest of the Corporation, and the Directors may modify or abolish any such reserve in the manner in which it was created.
ARTICLE X
Indemnification
     Section 10.1 Right to Indemnification.
     (a) Each person who was or is made a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation), by reason of the fact that he or she (or a person of whom he or she is a legal representative) is or was a Director or officer of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation in any capacity, any corporation, limited liability company, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as an officer, director, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may be amended (but, in the case of such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than permitted prior to such amendment), against all expense, liability and loss (including, without limitation, attorneys’ fees), judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) actually and reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators, if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person’s conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that the person’s conduct was unlawful.
     (b) The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that the person is or was a Director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, manager or officer of another corporation, limited liability company, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or
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not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Delaware Court of Chancery or such other court shall deem proper.
     (c) To the extent that a present or former Director or officer of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections (a) and (b) of this Section 10.1, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.
     (d) Any indemnification under subsections (a) and (b) of this Section 10.1 (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the present or former Director or officer is proper in the circumstances because the person has met the applicable standard of conduct set forth in subsections (a) and (b) of this Section 10.1. This determination shall be made, with respect to a person who is a Director or officer at the time of such determination, (1) by a majority vote of the Directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (2) by a committee of such Directors designated by majority vote of such Directors, even though less than a quorum, or (3) if there are no such Directors, or if such directors so direct, by independent legal counsel in a written opinion, or (4) by the Stockholders.
     (e) Upon authorization of the Board and subject to any limitations or conditions imposed by it, the Corporation may indemnify its employees and agents to the same extent and in the same manner provided to Directors and officers in this Section 10.1. Also, the Board may authorize the advancing of expenses to its employees and agents to the same extent provided to Directors and officers in Section 10.2 subject to any limitations or conditions the Board may deem appropriate.
     Section 10.2 Advances for Expenses. Expenses (including attorneys’ fees) incurred by an officer or Director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized in this section. Such expenses (including attorneys’ fees) incurred by former Directors and officers or other employees and agents may be so paid upon such terms and conditions, if any, as the Corporation deems appropriate
     Section 10.3 Non-Exclusivity of Rights. The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Section shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, these Bylaws, agreement, vote of stockholders or disinterested Directors or otherwise.
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     Section 10.4 Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any Director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.
     Section 10.5 Savings Clause. If all or any part of Article X is invalidated on any ground by any court of competent jurisidiction, then the Corporation shall nevertheless indemnify and hold harmless each current, former or proposed Director and officer of the Corporation, as to costs, charges and expenses (including attorney’s fees), judgments, fines, and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative to the full extent permitted by any applicable portion of this Article X that is invalidated and to the fullest extent permitted by applicable law.
ARTICLE XI
Miscellaneous
     Section 11.1 Fiscal Year. The fiscal year of the Corporation shall be determined by the Board.
     Section 11.2 Books. The books of the Corporation may be kept (subject to any provisions contained in the statutes) outside the State of Delaware at the offices of the Corporation in Fort Worth, Texas, or at such other place or places as may be designated from time to time by the Board.
     Section 11.3 Securities of Other Corporations. The Chairman of the Board, the President, or any Vice President, the Corporation shall have the power and authority to transfer, endorse for transfer, vote, consent, or take any other action with respect to any securities of another issuer which may be held or owned by the Corporation and to make, execute, and deliver any waiver, proxy or consent with respect to any such securities.
     Section 11.4 Telephone Meetings. Stockholders (acting for themselves or through a proxy), members of the Board and members of a committee of the Board may participate in and hold a meeting of the Stockholders, Board or committee by means of a conference telephone or similar communications equipment by means of which persons participating in the meeting can hear each other, and participation in a meeting pursuant to this section shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.
     Section 11.5 Inspection of Books and Records. A request to inspect the Corporation’s books and records shall be in writing and otherwise comply with Section 220 of the Delaware General Corporation Law. In addition, any Stockholder making such a request must agree that any information so inspected, copied or extracted by the Stockholder shall be kept confidential, that any copies or extracts of such information shall be returned to the
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Corporation and that information shall only be used for the purpose stated in the request. Information so requested shall be made available for inspecting, copying or extracting at the principal executive offices of the Corporation.
     Section 11.6 Invalid Provisions. If any part of these Bylaws shall be held invalid or inoperative for any reason, the remaining parts, so far as it is possible and reasonable, shall remain valid and operative.
     Section 11.7 Mortgages, etc. With respect to any deed, deed of trust, mortgage or other instrument executed by the Corporation through its duly authorized officer or officers, the attestation to the execution by the Secretary of the Corporation shall not be necessary to constitute such deed, deed of trust, mortgage or other instrument a valid and binding obligation against the Corporation unless the resolutions, if any, of the Board authorizing such execution expressly state that such attestation is necessary.
     Section 11.8 Headings. The headings used in these Bylaws have been inserted for administrative convenience only and do not constitute matter to be construed in interpretation.
     Section 11.9 References. Whenever herein the singular number is used, the same shall include the plural where appropriate, and words of any gender should include each other gender where appropriate.
ARTICLE XII
Amendment
     These Bylaws may be altered, amended or repealed by a majority of the Board present at any regular meeting of the Board without prior notice, or at any special meeting of the Board if notice of such alteration, amendment or repeal be contained in the notice of such special meeting. In addition to any affirmative vote of the holders of any particular class or series of the capital stock of the Corporation required by law or by the Certificate of Incorporation of the Corporation, the affirmative vote of the holders of not less than eighty percent (80%) of the outstanding shares of the Corporation then entitled to vote upon the election of directors, voting together as a single class, shall be required for the alteration, amendment, or repeal of the Bylaws or adoption of new Bylaws by the Stockholders of the Corporation.
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     IN WITNESS WHEREOF, the undersigned Directors and Stockholders adopted these Amended and Restated Bylaws as of the 30th day of June, 2009.

DIRECTORS:

John S. Pinkerton

Roger S. Manny

Rodney L. Waller

STOCKHOLDER:

[ ]

By:

,
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Form of Amended and Restated Company Agreement
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AMENDED AND RESTATED
COMPANY AGREEMENT
OF

     This Amended and Restated Company Agreement (this “Agreement,” as it may be amended from time to time as provided below) for                     , a Delaware limited liability company (the “Company”) is made and entered into effective as of June 30, 2009 (the “Effective Date”), by                      as the sole member of the Company (the “Member”) and accepted by the Company.
Recitals
     WHEREAS, the Company was formed as a limited liability company under the Delaware Limited Liability Company Act, as it may be amended from time to time (the “DLLCA”), by filing a Certificate of Formation with the Secretary of State of the State of Delaware;
     WHEREAS, the Member desires to amend and restate in its entirety any and all company agreements previously executed or adopted by the Member or its predecessor, if any; and
     WHEREAS, the Member desires to enter into this Agreement to set for the Member’s rights and obligations and other matters with respect to the Company.
     NOW, THEREFORE, in consideration of the promises, covenants and provisions hereinafter contained, the Member hereby adopts the following:
Agreement
ARTICLE I
Organizational and Other Matters
     Section 1.1 Organization; Admission. The Company was organized as a limited liability company pursuant to Section 18-201 of the DLLCA by filing the Certificate of Formation (the “Certificate”) with the Secretary of the State of Delaware. The sole Member of the Company is                     .
     Section 1.2 Name. The name of the Company is “___”, and the business of the Company is conducted under such name. The Member may, in its sole discretion, change the name of the Company from time to time. In any such event, the change shall be effective upon the Member filing or causing to be filed in the office of the Secretary of the State of Delaware an amendment to the Certificate reflecting such change of name.
     Section 1.3 Limited Liability. Except as otherwise provided by the DLLCA, the debts, obligations and liabilities of the Company, whether arising in contract, tort or otherwise,
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shall be the debts, obligations and liability solely of the Company, and the Member shall not be obligated personally for any such debts, obligations or liabilities by reason of being a Member.
     Section 1.4 Registered Office and Agent. The address of the Company’s registered office (required by 18-104 of the DLLCA to be maintained in the State of Delaware) shall be The Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801 and the name of the Company’s registered agent at such address is The Corporation Trust Company. The Company’s principal place of business shall be 100 Throckmorton Street, Suite 1200, Fort Worth, Texas 76102. The Company may change the registered office, registered agent, or place of business from time to time. The Company may from time to time have such other place or places of business within or without the State of Delaware as may be determined by the Member.
     Section 1.5 Fiscal Year. The fiscal year of the Company shall be the calendar year unless, for United States federal income tax purposes, another fiscal year is required. The Company shall have the same fiscal year for United States federal income tax purposes and for accounting purposes.
     Section 1.6 No State-Law Partnership. The Company shall not be a partnership or joint venture for any reason other than for United States federal income and state tax purposes, and no provision of this Agreement shall be construed otherwise.
     Section 1.7 Company Property. All real and personal property owned by the Company shall be deemed owned by the Company as an entity and held in its name. No Member shall have any ownership interest in any Company property by any reason of his interest in the Company.
     Section 1.8 Merger and Conversion. The Company may merge with, or convert into, another entity only in accordance with a plan of merger or conversion approved by the Member.
ARTICLE II
Purpose and Powers
     Section 2.1 Purpose of the Company. The purpose of the Company shall be to engage or participate in any lawful business activities in which a limited liability company formed in the State of Delaware may engage or participate.
     Section 2.2 Powers of the Company. The Company shall have the power to do any and all acts reasonably necessary, appropriate, proper, advisable, incidental or convenient to or for the furtherance of the purpose and business described herein and for the protection and benefit of the Company.
ARTICLE III
Members and Interests
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     Section 3.1 Current Members. The Person executing this Agreement as a Member is the sole Member of the Company, and there are no other Members.
     Section 3.2 Capital Contributions.
(a) Indirect or direct consideration has previously been given by the Member.
(b) No Member shall have any obligations to make any contribution to the Company.
     Section 3.3 Admission of Additional Limited Members. The Board of Managers may cause the Company to issue additional ownership interests in the Company (the “Interests”) and may admit an additional Person to the Company as a Member on such terms as the Board of Managers shall determine, if but only if each such new Member agrees in writing to be bound by the provisions of this Agreement as a Member and notifies the other Members of its address for notices under this Agreement.
     Section 3.4 Members Generally. The Members shall have no authority to take part in the control, conduct or operation of the Company and shall have no right or authority to act for or bind the Company, including during the winding up of the Company. Other than as specifically provided in this Agreement or non-waivable provisions of the DLLCA, no Member shall have the right to vote upon any matter concerning the business and affairs of the Company.
     Section 3.5 Compensation of Members. No Member shall receive any compensation for its services to the Company.
ARTICLE IV
Distributions
     The Member shall decide whether and in what amounts assets of the Company shall be distributed to the Member, subject to the requirements of applicable law. All amounts distributed to a Member, if any, shall be distributed in proportion to the Member’s sharing percentage show opposite each Member’s signature of this Agreement.
ARTICLE V
Management of the Company
     Section 5.1 Management by Managers. Subject to the provisions of Section 5.2 and the rights and powers, statutory or otherwise, possessed by a member of a limited liability company under the DLLCA, the powers of the Company shall be exercised by or under the authority of, and the business and affairs of the Company shall be managed under the direction of, one or more managers of the Company (each, a “Manager” and collectively, the “Managers”), and any Manager, acting alone, has the authority to act on behalf of, and to bind, the Company. Each Manager shall be a natural person.
     Section 5.2 Decisions Requiring Member Consent. Notwithstanding any power or authority granted to the Managers under the DLLCA or this Agreement, the Managers may not make any decision or take any action for which the consent of the Member is expressly required by the DLLCA or this Agreement without first obtaining such consent of the Member as so required.
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     Section 5.3 Selection of Managers. The number of Managers of the Company shall be three, unless such number is changed by the consent of the Member. The Managers on the Effective Date of this Agreement shall be John H. Pinkerton, Roger S. Manny and Rodney L. Waller. Managers need not be Members or residents of the State of Delaware. Each Manager (whether an initial or successor Manager) shall cease to be a Manager upon the earliest to occur of the following events: (a) a successor to a Manager shall be appointed by the Member, (b) the Manager shall be removed, with or without cause, by the action of the Member at a meeting of the Member called for that purpose or by written consent of the Member; (c) the Manager shall resign as a Manager or as an officer or employee of the Company, Range Resources Corporation or any other company directly or indirectly controlled or owned by Range Resources Corporation, by giving written notice of resignation to the Company; or (d) the death of the Manager shall die. Any vacancy in any Manager position may be filled by the action of the Member at a meeting of the Member, or by written consent of a majority of the remaining Managers, though less than a quorum of the Managers. Range Resources Corporation and all other entities directly or indirectly owned or controlled by it are collectively called “Affiliates”.
     Section 5.4 Meetings of the Mangers. Regular meetings of the Managers as a board of managers (the “Board”) are not required, but may be held on such dates and at such times as shall be determined by the Managers, with notice of the establishment of such regular meeting schedule being given to each Manager who was not present at the meeting at which it was adopted. Special meetings of the Managers may be called by any Manager by notice thereof (specifying the place and time of such meeting) that is delivered to each other Manager at least 24 hours prior to the meeting. The notice or the waiver of notice need not specify either the business to be transacted or the purpose of the special meeting. Unless otherwise expressly provided in this Agreement, at any meeting of the Managers, a majority of the Managers shall constitute a quorum for the transaction of business, and an act of a majority of the Managers who are present at such a meeting at which a quorum is present shall be the act of the managers. Managers may vote in person or by proxy.
     Section 5.5 Action Without a Meeting; Resolutions In Ordinary Course. Any action required or permitted to be taken at any meeting of the Board, or any committee designated by the Board, may be taken without a meeting if at least two-thirds (2/3) of the Managers serving on the Board or on a committee of the Board as the case may be, consent in writing to the action under consideration, and the consent or consents are filed with the minutes of proceedings of the Board or committee. A written consent shall have the same force and effect as a vote at a meeting. In addition, (a) any two of the Managers or (b) the President together with any Vice President of the Company shall have the authority to adopt standard form resolutions with the same force and effect as if the resolutions were adopted by the Board, provided those resolutions relate to routine matters in the business of the Company, and the Manager, President or Vice President promptly causes a copy of those resolutions to be placed in the Company’s minute book along with the other minutes and resolutions of the Board. As used in this Section 5.5, “routine matters in the course of the Company’s business” shall include, but not be limited to, (a) the opening of checking, money market, securities brokerage, commodities trading, and other similar accounts, (b) qualifying the
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Company to transact business in another jurisdiction and the appointment of agents for service of process; (c) investing or hedging the Company’s assets and the execution and delivery of related contracts, and (d) any matters or transactions that relate to matters or transactions previously approved by the Board of Directors of Range Resources Corporation including guaranteeing the indebtedness of Range Resources Corporation.
     Section 5.6 Conference Call Meeting. The Board, or members of any committee designated by the Board, may participate in a meeting of such Board or committee, as the case may be, by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in such a meeting shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.
     Section 5.7 Waiver of Notice Through Attendance. Attendance of a Manager at any meeting of the Board or any committee thereof (including by telephone) shall constitute a waiver of notice of such meeting, except where the Manager attends the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.
     Section 5.8 Reliance on Books, Reports and Records. A Member, Manager or liquidating trustee shall be fully protected in relying in good faith upon the records of the Company and upon information, opinions, reports or statements presented by another Member, Manager, liquidating trustee, an officer or employee of the Company or committees of the Company or any other person as to matters the relying person reasonably believes are within the other person’s professional or expert competence, including information, opinions, reports or statements as to the value and amount of assets, liabilities, profits or losses of the Company or the value and amount of assets or reserves or contracts, agreements or other undertakings that would be sufficient to pay claims and obligations of the Company or to make reasonable provision to pay those claims and obligations, or any other facts pertinent to the existence and amount of assets from which distributions might be made to the Member or creditors might be properly paid. To the extent permitted by Delaware law, the officers may also rely on the information, opinions, reports and statements of other persons in the manner and with the same protection provided in the preceding sentence.
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     Section 5.9 Actions By Members, Managers & Officers. No member or the Manager, or any of their respective officers, directors, shareholders, constituent partners, managers, members, trustees, representatives, agents or employees, shall be liable to the Company or to any of the other Members for any action taken (or any failure to act) by it in good faith on behalf of the Company and reasonably believed by it to be authorized or within the scope of its authority, unless that action (or failure to act) constitutes fraud, gross negligence, bad faith or willful misconduct, and then only to the extent otherwise provided by law.
     Section 5.10 Officers.
     (a) Authority to Appoint; Powers. The Managers may appoint, and remove with or without cause, such officers of the Company as the Managers from time to time may determine, in their sole and absolute discretion to manage and control the business and affairs of the Company. Officers need not be Members or Managers. The Member and the Company contemplate that Managers acting separately (and not as the Board) and officers of the Company will conduct the business of the Company without the formality of frequent meetings of the Board or obtaining written consent of two-thirds (2/3) of the Managers. Therefore, in accordance with the provisions of the DLLCA, the Member and the Company agree and consent that, except as provided in the following sentence or as required by the DLLCA, any of the Managers, the President or any Vice President shall have full authority to transact the business of the Company in all regards without the formality of Board or Member approval, including without limitation the authority (i) to declare and make distributions, (ii) to sell or transfer assets of the Company so long as those assets are not all or substantially all of the assets of the Company, (iii) to encumber any or all of the Company’s assets to secure funded indebtedness of the Company or any of the Affiliates, (iv) to enter into leases, contracts and agreements in the ordinary course of the Company’s business without regard to the amount or duration of the leases, contracts or agreements, and (v) to conduct any other activities consistent with matters or transactions previously approved by the Board of Directors of Range Resources Corporation or to enter into contracts, agreements, deeds of trust, guarantees, derivatives contracts and other documents pertaining to those matters or transactions. Notwithstanding anything herein to the contrary, the powers granted to a Manager acting separately and officers of the Company shall not include (1) the power to amend this Agreement or the Certificate; (2) the admission of one or more other persons as Members of the Company, whether by new issuance of interests in the Company or total or partial transfer of the current Member’s interest in the Company; (3) any activity that is unlawful or violates the resolutions or policies adopted by the Company’s Board or the Board of Directors of Range Resources Corporation, (4) action calling for the dissolution, merger or consolidation of the Company or a sale of substantially all of its assets, (5) any matter in which the approving Manager, President or Vice President or any member of his family has a financial interest or an interest adverse to the Company, Range Resources Corporation or any company directly or indirectly controlled or owned by Range Resources Corporation, and (6) to do anything contrary to the provisions of this Agreement or the Company’s Certificate. The powers granted in this subsection 5.10(a) of this Agreement are in addition to the powers described in Section 5.5 of this Agreement.
     (b) Term. Subject to any express term of any written agreement between the Company and any officer approved by the Managers in writing, any officer so appointed by the
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Managers shall serve in the capacity so appointed until (i) removed with or without cause by the Managers, (ii) the officer’s successor shall be duly elected and appointed by the Managers or (iii) the officer’s death, disability or resignation.
     (c) Titles. To the extent appointed by the Managers, the officers of the Company may be a President, a Secretary, one or more Vice Presidents (any one or more of whom may be designated to a class of Vice Presidents), a Treasurer and such other officers as the Managers may from time to time elect or appoint. Any number of offices may be held by the same person.
     (d) Salaries. Subject to any express terms of any written agreement between the Company and any officer that was approved by the Managers in writing, the salaries or other compensation of the officers and agents of the Company shall be fixed from time to time by the Managers. Nothing in this Agreement shall be deemed to constitute an assurance of continued employment or an employment agreement for any Manager or officer of the Company.
     (e) Vacancies. Any vacancy occurring in any office of the Company may be filled by the Managers.
     (f) Chairman of the Board. If appointed, Chairman of the Board shall be a member of the Board. By virtue of his office he shall be a member of the Executive Committee if that committee be created. He shall preside at all meetings of the Board and Members.
     (g) President. The President shall be a member of the Board. By virtue of his office he shall be the Company’s chief executive officer and a member of the Executive Committee if that committee is created. In the absence of the Chairman of the Board, the President shall preside at all meetings of the Board. The President shall supervise and direct the operations of the Company and shall perform such other duties as may be assigned to him. He may sign with the Secretary, or any other authorized officer of the Corporation, any instruments which the Board has authorized to be executed.
     (h) Vice Presidents. The Vice Presidents shall perform such duties as from time to time may be assigned to them by the President, the Board or the Executive Committee. The Board may appoint Vice Presidents in classes.
     (i) Secretary. The Secretary shall: (a) keep the minutes of the meetings of the Members, the Board, the Executive Committee and such other committees as the Board shall designate; (b) see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; (c) keep or cause to be kept a register of the post office address of each Member, and (d) perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to him.
     (j) Treasurer. If required by the Board, the Treasurer shall give a bond for the faithful discharge of his duties in such sum and with such surety or sureties as the Board shall determine. He shall such duties related to the Company’s cash and its books and records as may be assigned to him by the Board.
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     (k) Assistant Secretary or Treasurer. The Assistant Secretaries and Assistant Treasurers shall, in the absence of the Secretary or Treasurer, respectively, perform all functions and duties which such absent officers may delegate, but any such delegation shall not relieve the absent officer from the responsibilities and liabilities of his office.
ARTICLE VI
Liability and Indemnification
     Section 6.1 Liability Limitation. No Member or Manager is liable to any other Member or the Company for any act or omission made in good faith relating to the Member’s or Manager’s status as a Member or Manager, or in the course of the performance of the Member’s or Manager’s right and obligations under this Agreement; provided, however, that a Member or Manager is liable to other Members or the Company for damages caused by any act or omission resulting form the Member’s or Manager’s fraud, gross negligence, willful misconduct, or intentional breach of any provision of this Agreement.
Section 6.2 Indemnity. The Company shall indemnify and hold each Member, each Manager and each office appointed by the Board harmless for and from all assessments, costs, damages, expenses, fines, judgments, liabilities, losses, penalties, and reasonable attorney’s and paralegal’s fees and disbursements incurred by the Member, the Manager or officer by reason of any act or omission performed or omitted by the Member. the Manager or officer on behalf of the Company; provided, however, a Member, Manager or officer shall not be indemnified by the Company for any of the foregoing resulting from the Manager fraud, gross negligence, willful misconduct, or intentional breach of any provision of this Agreement. The Company shall, upon approval of the Board, have the power, but not the obligation, to indemnify any individual, other than a Manager, who is or was an employee or agent of the Company to the same extent as if such individual was a Member or Manager.
     Section 6.3 Advances. Expenses (including attorneys’ fees) incurred by a Member, Manager or officer of the Company in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the Company in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the Member, Manager or officer of the Company to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Company as authorized in this section. Expenses (including attorneys’ fees) incurred by a former Member, Manager or officer of the Company or other employees and agents may be so paid with such limitations, terms and conditions, if any, as the Board deems appropriate.
ARTICLE VII
Assignment of Membership Interests
     The Member may assign all or any portion of such Member’s interest in the Company at any time. Upon any such assignment, (i) the assignee shall succeed to the rights and obligations of the member in respect of its interest transferred, (ii) upon the assignment of 100% of the outstanding interest in the Company held by a single member to one or more assignees, each assignee shall become a Member of the Company, and (iii) upon any other assignment of an interest in the Company, the assignee shall become a Member in the Company upon the consent
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of all Members other than the assigning Member or, if the assigning member shall be the sole member immediately prior to such assignment, upon the consent of the assigning Member. Notwithstanding anything to the contrary contained herein, no transfer of a Member’s interest in the Company shall operate to dissolve the Company.
ARTICLE VIII
Dissolution and Liquidation
     Section 8.1 Dissolution. The Company shall be dissolved upon the occurrence of any dissolution event specified in the DLLCA; provided, however, that the Company shall not dissolve upon the occurrence of any of the events described in Section 18-801(a)(4) of the DLLCA (including, without limitation, the death or bankruptcy of the Member.
Section 8.2 Effect of Dissolution. Upon dissolution, the Company shall cease carrying on its business but shall not terminate until the winding up of the affairs of the Company is completed, the assets of the Company shall have been distributed as provided below and a Certificate of Cancellation of the Company under the DLLCA has been filed in the office of the Secretary of State of the State of Delaware.
     Section 8.3 Liquidation Upon Dissolution. Upon the dissolution of the Company, sole and plenary authority to effectuate the liquidation of the assets of the Company shall be vested in the Member, which shall have full power and authority to sell, assign and encumber any and all of the Company’s assets and to wind up and liquidate the affairs of the Company in an orderly and business-like manner. The proceeds of liquidation of the assets of the Company distributable upon a dissolution and winding up of the Company shall be applied in the following order of priority.
(a)	first, to the creditors of the Company, including a creditor who is the Member, in the order of priority provided by law or contract, in satisfaction of all liabilities and obligations of the Company (of any nature whatsoever, including without limitation, fixed or contingent, matured or unmatured, legal or equitable, secured or unsecured), whether by payment or the making of reasonable provision for payment thereof; and

(b)	thereafter, to the Member.
     Section 8.4 Winding Up and Certificate of Cancellation. The winding up of the Company shall be completed when all of its debts, liabilities, and obligations have been paid and discharged or reasonable adequate provision therefore has been made, and all of the remaining property and assets of the Company have been distributed to the Member. Upon the completion of the winding up of the Company, a Certificate of Cancellation of the Company shall be filed in the office of the Secretary of State of the State of Delaware.
ARTICLE IX
Miscellaneous
     Section 9.1 Amendment. This Agreement may be amended or modified only by a written instrument executed by the Member(s) holding a majority of the outstanding interests in the Company. In addition, the terms or conditions hereof may be waived by a written instrument executed by the party waiving compliance.
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     Section 9.2 Severability. If any provision of this Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions shall not in any way be affected or impaired, unless that provision was fundamental to the objectives of this Agreement.
     Section 9.3 Governing Law. This Agreement shall be governed by laws of the State of Delaware, including the DLLCA, and the federal laws of the United States.
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     IN WITNESS WHEREOF, the undersigned Member has entered into this Agreement as of June 30, 2009.

SOLE MEMBER:
Sharing Percentages	[ ]
100.0%
By:

,
Company Acceptance
     The undersigned __________, a Delaware limited liability company defined as the “Company” in the foregoing agreement, agrees that it and its operations shall be bound by the foregoing Amended and Restated Company Agreement.

,
(a Delaware limited liability company)

By:

Name & Title:

Date: __________, 2009 and effective June 30, 2009
Annex 2